AMERICAN GENERAL ANNUITY INSURANCE COMPANY
A.G. SEPARATE ACCOUNT A
THE ONE® MULTI-MANAGER ANNUITYSM
FLEXIBLE PREMIUM INDIVIDUAL AND FIXED VARIABLE
DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED NOVEMBER 5, 1999
TO
PROSPECTUS DATED AUGUST 2, 1999

Effective October 8, 1999, the Van Kampen Emerging Growth Portfolio (the "Portfolio"), which provides underlying investments for The One Multi-Manager Annuity's Van Kampen Emerging Growth Portfolio Division 22, changed its investment objective and its fundamental and non-fundamental investment policies.

As a result of these changes, The One Multi-Manager Annuity Prospectus should be revised as follows:

1.      On Page 5 under Summary, please delete the investment strategy for the Van
         Kampen Emerging Growth Portfolio and insert in its place the following:

                    "Capital appreciation by investing in common stocks of emerging growth companies"

2.      On Page 18 under Variable Account Options, please delete the investment objective for the Van Kampen Emerging Growth Portfolio Division 22 and insert in its place the following:

                     "Seeks to provide capital appreciation. The Portfolio seeks to achieve this objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies."